UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 10, 2008

STARENT NETWORKS, CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33511	04-3527533
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

30 International Place Tewksbury, MA		01876
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (978) 851-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On January 10, 2008, Starent Networks, Corp. announced that it will release its financial results for the quarter and full year ended December 31, 2007 on January 31, 2008.  Starent Networks also announced today that, in accordance with the terms of the underwriting agreement, the lock-up period in the lock-up agreements entered into by its officers, directors and selling stockholders with the underwriters in connection with its public offering that was completed on November 6, 2007 will terminate on January 15, 2008.

The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press Release dated January 10, 2008, entitled “Starent Networks, Corp. to Announce Fourth Quarter and Full Year 2007 Financial Results on January 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARENT NETWORKS, CORP.

Date: January 10, 2008	By:	/s/ Kevin F. Newman
Kevin F. Newman
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 10, 2008, entitled “Starent Networks, Corp. to Announce Fourth Quarter and Full Year 2007 Financial Results on January 31, 2008.